PHOENIX STRATEGIC THEME SERIES

                                   a series of
                          The Phoenix Edge Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171
                              --------------------

                                        August 24, 2006

Dear Contract/Policyholder:

     The Phoenix Strategic Theme Series ("Strategic Theme"), a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., Eastern time, on October 5, 2006, at One American Row, Hartford, Connecticut 06103-2899. At the Special Meeting, Phoenix Life Insurance Company ("PLIC") and its affiliates will vote on an Agreement and Plan of Reorganization (the "Plan") under which Strategic Theme will be combined with the Phoenix Mid-Cap Growth Series ("Mid-Cap Growth"), another series of the Trust. Mid-Cap Growth has a similar investment objective to that of Strategic Theme. If the reorganization agreement is implemented, the separate accounts holding shares of Strategic Theme will receive shares of Mid-Cap Growth with an aggregate value equal to the aggregate net asset value of their investment in Strategic Theme. No sales charge will be imposed in connection with the reorganization. PLIC and its affiliates will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

     The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger series. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Strategic Theme and its shareholders.

     As an owner of a variable annuity or variable life insurance contract issued by PLIC or one of its affiliated insurance companies (together, "Phoenix"), you have the contractual right to instruct the insurance company how to vote the shares of Strategic Theme at this meeting. Although you are not directly a shareholder of Strategic Theme, some of your contract value is invested in Strategic Theme pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the contract/policyholder, unless the context otherwise requires. Therefore, the Board of Trustees recommend that you vote in favor of the reorganization agreement. It is very important that you vote and that your vote be received no later than October 5, 2006. If the Voting Instructions Card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

     We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

     Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby: by written notice of the Voting Instructions Card's revocation to the Secretary of the Trust at the address above prior to the meeting; by the subsequent execution and return of another Voting Instructions Card prior to the meeting; by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

     As a convenience, you can provide voting instructions in any one of four ways:

     o  THROUGH THE INTERNET - www.proxyweb.com

     o  BY TELEPHONE - 1-888-221-0697

     o BY MAIL - using the enclosed Voting Instructions Card(s) and postage-paid envelope

     o  IN PERSON - by being present and voting at the Special Meeting

     We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the Web Site and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

     Your vote on these matters is important. Please complete the Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described above. Please respond - in order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.

                                   Sincerely,

                                   /s/ Philip K. Polkinghorn
                                   -------------------------
                                   Philip K. Polkinghorn
                                   President

                         PHOENIX STRATEGIC THEME SERIES

                                   a series of
                          The Phoenix Edge Series Fund
                                   101 Munson
                         Greenfield, Massachusetts 01301

                    ----------------------------------------

                    Notice of Special Meeting of Shareholders
                           To be Held October 5, 2006

To The Contract and Policy Holders:

     The Phoenix Strategic Theme Series, a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut 06103-2899 on October 5, 2006 at 10:00 a.m., Eastern time, for the following purposes:

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix Strategic Theme Series ("Strategic Theme") to Phoenix Mid-Cap Growth Series ("Mid-Cap Growth"), another series of the Trust, in exchange solely for shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of all liabilities of Strategic Theme, and (b) the distribution of the shares of Mid-Cap Growth so received to shareholders of Strategic Theme in complete liquidation of Strategic Theme.

     2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

     The Board of Trustees of the Trust has fixed the close of business on August 14, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     You are cordially invited to attend the Special Meeting.
Contract/Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via Internet or telephone, or by returning a completed voting instruction card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                           By Order of the Board of Trustees of
                                           The Phoenix Edge Series Fund


                                           /s/ Kathleen A. McGah
                                           Kathleen A. McGah
                                           Secretary

     Hartford, Connecticut
     August 24, 2006

                            ACQUISITION OF ASSETS OF

                         PHOENIX STRATEGIC THEME SERIES
                                   a series of
                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171

                        BY AND IN EXCHANGE FOR SHARES OF

                          PHOENIX MID-CAP GROWTH SERIES
                                   a series of
                          THE PHOENIX EDGE SERIES FUND

                           PROSPECTUS/PROXY STATEMENT

                              DATED AUGUST 24, 2006


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Phoenix Strategic Theme Series ("Strategic Theme") for consideration at a Special Meeting of Shareholders to be held on October 5, 2006 at 10:00 a.m. Eastern time at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06103, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") has approved the proposed reorganization of Strategic Theme, which is a series of the Trust, into Phoenix Mid-Cap Growth Series ("Mid-Cap Growth"), another series of the Trust. Strategic Theme and Mid-Cap Growth are each sometimes referred to in this Prospectus/Proxy Statement as a "Series".

         Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of Strategic Theme's shares and at the Meeting will vote the shares of the Series held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Strategic Theme that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Strategic Theme, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Strategic Theme. For simplicity, in this Prospectus/Proxy Statement:

         o "Record Holder" of Strategic Theme refers to each Insurance Company which holds Strategic Theme's shares of record;

         o "shares" refers generally to your shares of beneficial interest in the Series; and

         o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of Strategic Theme will be acquired by Mid-Cap Growth in exchange for shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of all of the liabilities of Strategic Theme (the "Reorganization"). If the Reorganization is approved, shares of Mid-Cap Growth will be distributed to each Record Holder in liquidation of Strategic Theme, and Strategic Theme will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Mid-Cap Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Strategic Theme.

         Strategic Theme is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Mid-Cap Growth is a separate diversified series of the Trust. The investment objective of Strategic Theme is similar to that of Mid-Cap Growth, as follows:

--------------------------------------------------------------------------------
                     Series                             Investment Objective
                     ------                             --------------------
-------------------------------------- -----------------------------------------
Strategic Theme                        Long-term capital appreciation.
-------------------------------------- -----------------------------------------
Mid-Cap Growth                         Capital appreciation.
--------------------------------------------------------------------------------

The investment strategies for Strategic Theme are similar to those for Mid-Cap Growth in that both Series invest primarily in common stock of companies with potential for growth. There are some differences, however. Strategic Theme invests in companies in industries with strategic or tactical themes reflecting trends which are likely to drive stocks with similar technologies and products, while Mid-Cap Growth invests in companies that meet fundamental standards with potential for growth. Mid-Cap Growth normally invests at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion, and may invest up to 20% of its assets in securities of foreign issuers, primarily through American Depositary Receipts. While Mid-Cap Growth stresses long-term earnings growth potential, it may also buy securities in anticipation of short-term price gains. Strategic Theme follows thematic investing, without these similar strategies.

         This Prospectus/Proxy Statement explains concisely the information about Mid-Cap Growth that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Series and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------------
Information about Strategic Theme:                                    How to Obtain this Information:
---------------------------------                                     -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Strategic Theme, dated May 1,     Copies are available upon request and without
2006                                                                  charge if you:
(SEC File No. 811-04642)
                                                                      o Write to the Trust at the address
Statement of Additional Information of the Trust relating to            listed on the cover page of this
Strategic Theme, dated May 1, 2006                                      Prospectus/Proxy Statement; or
(SEC File No. 811-04642)
                                                                      o Call (800) 541-0171 toll-free.
Annual Report of the Trust relating to Strategic Theme for the year ended December 31, 2005
(SEC File No. 811-04642)
------------------------------------------------------------------------------------------------------------------------
Information about Mid-Cap Growth:                                     How to Obtain this Information:
--------------------------------                                      -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Mid-Cap Growth, dated May 1,      Copies are available upon request and without
2006, which accompanies this Prospectus/Proxy Statement               charge if you:

Statement of Additional Information of the Trust relating to          o Write to the Trust at the address
Mid-Cap Growth, dated May 1, 2006                                       listed on the cover page of this
(SEC File No. 811-04642)                                                Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Mid-Cap Growth for the year    o Call (800) 541-0171 toll-free.
ended December 31, 2005
(SEC File No. 811-04642)
------------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated August 24, 2006, which      A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:

                                                                      o Write to the Trust at the address
                                                                        listed on the cover page of this
                                                                        Prospectus/Proxy Statement; or

                                                                      o Call (800) 541-0171 toll-free.
------------------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Mid-Cap Growth and Strategic Theme contained in the Prospectus of the Trust dated May 1, 2006 (SEC File No. 811-04642) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated August 24, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Strategic Theme for the year ended December 31, 2005, financial statements of the Trust relating to Mid-Cap Growth for the year ended December 31, 2005, and pro forma financial statements of the Trust relating to Mid-Cap Growth for the year ended December 31, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN MID-CAP GROWTH THROUGH A CONTRACT:

         o  is not a deposit of, or guaranteed by, any bank

         o is not insured by the FDIC, the Federal Reserve Board or any other government agency

         o  is not endorsed by any bank or government agency

         o involves investment risk, including possible loss of the purchase payment of your original investment

                                Table of Contents
                                -----------------

                                                                                                               Page
                                                                                                               ----

SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Mid-Cap Growth will I own?......................................6
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................7
         How do the Trustees recommend that I vote?...............................................................8
         How do each Series' investment objectives, principal investment strategies and risks compare?............8
         How does each Series' fees and expenses compare?........................................................11
         How does each Series' performance record compare?.......................................................13
         Who will be the Advisor and Subadvisor of my Series after the Reorganization?  What will the management and advisory fees be after the Reorganization?..........................................................15
         What will be the primary Federal tax consequences of the Reorganization?................................17
RISKS............................................................................................................18
         Are the risk factors for each Series similar?...........................................................18
         What are the primary risks of investing in each Series?.................................................18
         Are there any other risks of investing in each Series?..................................................20
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................23
         Federal Income Tax Consequences.........................................................................24
         Pro Forma Capitalization................................................................................26
         Distribution of Shares..................................................................................26
         Purchase and Redemption Procedures......................................................................27
         Exchange Privileges.....................................................................................27
         Dividend Policy.........................................................................................27
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................28
         Form of Organization....................................................................................28
         Capitalization..........................................................................................28
         Shareholder Liability...................................................................................29
         Shareholder Meetings and Voting Rights..................................................................29
         Liquidation.............................................................................................29
         Liability and Indemnification of Trustees...............................................................30
VOTING INFORMATION CONCERNING THE MEETING........................................................................30
         Shareholder Information.................................................................................32
         Control Persons and Principal Holders of Securities.....................................................33
FINANCIAL STATEMENTS AND EXPERTS.................................................................................33
LEGAL MATTERS....................................................................................................33
ADDITIONAL INFORMATION...........................................................................................34
OTHER BUSINESS...................................................................................................34
EXHIBIT A  Form of Agreement and Plan of Reorganization.........................................................A-1

                                    SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE
       REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS
      IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ
            THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to each Series and the form of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         WHY IS THE REORGANIZATION BEING PROPOSED?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Phoenix families of funds with similar investment objectives and similar investment strategies, especially those funds that may have been unable to accumulate significant assets or may have underperformed their benchmarks for several periods, that serve as funding vehicles for insurance contracts issued by Phoenix Life Insurance Company and its affiliates. Strategic Theme's performance over the one- and five-year periods ended December 31, 2005 was below the performance of Mid-Cap Growth. In addition, the total expense ratio of Mid-Cap Growth will be lower than that of Strategic Theme after the Reorganization. Therefore, the Trustees believe that the Reorganization is in the best interests of Strategic Theme and its shareholders.

         WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key terms and features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

         o the transfer in-kind of all of the assets of Strategic Theme to Mid-Cap Growth in exchange for shares of Mid-Cap Growth;

         o the assumption by Mid-Cap Growth of all of the liabilities of Strategic Theme; and

         o the liquidation of Strategic Theme by distribution of shares of Mid-Cap Growth to Strategic Theme's shareholders.

         The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes and is expected to be completed on or about October 27, 2006.

         AFTER THE REORGANIZATION, WHAT SHARES OF MID-CAP GROWTH WILL I OWN?

         If you own shares of Strategic Theme, you will own shares of Mid-Cap Growth which have not been designated as any particular class.

         The new shares you receive will have the same total value as your shares of Strategic Theme, as of the close of business on the day of the Reorganization.

         HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

         o COST SAVINGS: Strategic Theme has total annual operating expenses of 1.15% (and 1.10% after voluntary expense reimbursement by the Advisor). On a pro-forma basis after the Reorganization, Mid-Cap Growth will have total annual operating expenses of 1.07% with a contractual expense cap that limits expenses other than the management fee to 0.30% of average daily net assets through April 2008.

         o OPERATING EFFICIENCIES: Upon the reorganization of Strategic Theme into Mid-Cap Growth, operating efficiencies may be achieved by Mid-Cap Growth because it will have a greater level of assets. As of December 31, 2005, Strategic Theme's total net assets were approximately $58 million, and Mid-Cap Growth's total net assets were approximately $47 million.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value currently only to insurance companies under Federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Mid-Cap Growth after the Reorganization. After the Reorganization your Contract values will depend on the performance of Mid-Cap Growth rather than that of Strategic Theme. Neither the Trust nor the Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Phoenix Life Insurance Company or one of its affiliates, except any transaction costs related to the selling of securities held by Strategic Theme in order to comply with the policies and investment practices of Mid-Cap Growth.

         Like Strategic Theme, Mid-Cap Growth will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Mid-Cap Growth.

         WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's investment options in the Contract, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional shares of Mid-Cap Growth. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

         HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

         The Trustees of the Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of Strategic Theme and its shareholders, and that the shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Strategic Theme.

              THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                                REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of Mid-Cap Growth, and have concluded that it would be in the best interest of Mid-Cap Growth and its shareholders, and that the shareholders' interests will not be diluted as a result of the Reorganization.

         HOW DO EACH SERIES' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective of Strategic Theme is similar to that of Mid-Cap Growth, and the investment strategies of the Series are similar. The investment objective of each Series is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval, although Mid-Cap Growth's policy of investing 80% of its assets in equity securities of companies with market capitalizations between $500 million and $10 billion may only be changed upon 60 days' written notice to shareholders.

         The following tables provide a summary comparison of Strategic Theme and Mid-Cap Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each Series.

   -----------------------------------------------------------------------------
                      STRATEGIC THEME
   ------------------ ----------------------------------------------------------
   Investment         Long-term capital appreciation.
   Objective
   ------------------ ----------------------------------------------------------
   Principal          Invests primarily in common stocks of companies believed
   Investment         to have substantial potential for capital growth by being
   Strategies         well positioned to benefit from cultural, demographic,
                      regulatory, social or technological changes worldwide.

                      The Series establishes strategic investment themes (major changes affecting markets for prolonged periods of time) and tactical investment themes (focused, short-term) that generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential;
                      present a visionary idea or creative solution; and exhibit some independence from economic cycles.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      Seeks to identify those companies which, in addition to
                      being considered well positioned to benefit from
                      investment themes identified, also have good financial
                      resources; provide satisfactory return on capital; have
                      enhanced industry position; and have demonstrated superior management skills.

                      The Series will not invest more than 25% of its assets in
                      any one industry or group of related industries.
   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                      MID-CAP GROWTH
   ------------------ ----------------------------------------------------------
   Investment         Capital appreciation.
   Objective
   ------------------ ----------------------------------------------------------
   Principal          Invests in equity securities, primarily common stocks of
   Investment         growth companies. Normally invests at least 80% of its
   Strategies         assets in companies with market capitalizations between
                      $500 million and $10 billion, but may at times have
                      investments in companies with higher or lower market
                      capitalizations.

                      At December 31, 2005, the market capitalization of the issuers in which the series was invested ranged from $1 billion to $12 billion.

                      Series will select securities of companies that meet certain fundamental standards and that have the market potential for above average market appreciation by demonstrating greater long-term earnings growth than the average company included in the Russell Midcap Growth
                      Index.

                      Although the Series stresses long-term earnings growth potential, it may buy securities in anticipation of short-term price gains.

                      The Series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers, primarily through American Depositary Receipts (ADRs).

   -----------------------------------------------------------------------------

         The principal risks of investing in Mid-Cap Growth are similar to those of investing in Strategic Theme. They include:

         o Market risk - a Series' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. There is also the possibility that the specific securities held by the Series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the Subadvisor's choice of portfolio securities.

         o Equity securities investment risk - in general the prices of equity securities are more volatile than those of fixed income securities.

         o Growth stock investment risk - growth stocks are more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

         o Smaller market capitalization risk - smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. They also may be relatively new and not have the same operating history and "track record" as larger companies, making future performance more difficult to predict.

         o Reduced diversification risk - the Series may invest in a limited number of companies, which makes the Series more sensitive to changes in the market value of single issuer or industry in the Series' portfolio.

         o Portfolio turnover risk - high portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may adversely affect the Series' performance.

         FOR STRATEGIC THEME ONLY

         o Theme investing risk - if a limited number of themes are selected for investment, adverse economic, political or regulatory developments may have a greater adverse effect on the Series than if it invested in a larger number of themes; a theme not selected for investment may prove more profitable than themes selected for investment.

         FOR MID-CAP GROWTH ONLY

         o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

         o Foreign currency risk - changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar.

         Each Series may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with each Series' principal investment objective and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of each Series' risks, see the section entitled "Risks" below.

         Each Series has other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each Series.

         Although Strategic Theme and Mid-Cap Growth have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Strategic Theme may be sold in significant amounts in order to comply with the policies and investment practices of Mid-Cap Growth in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Mid-Cap Growth. Such costs are ultimately borne by the Series' shareholders.

         HOW DOES EACH SERIES' FEES AND EXPENSES COMPARE?

         Each Series offers one class of shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Strategic Theme and shares of Mid-Cap Growth. The table entitled "Mid-Cap Growth (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the shares of Strategic Theme and shares of Mid-Cap Growth set forth in the following tables and in the examples are based on the expenses for Strategic Theme and Mid-Cap Growth for the year ended December 31, 2005. The amounts for shares of Mid-Cap Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Mid-Cap Growth would have been, and assumes the contractual expense caps were in place, for the year ended December 31, 2005, assuming the Reorganization took place on January 1, 2005.

         The shares of Strategic Theme and Mid-Cap Growth are not charged any initial or deferred sales charge, or any other transaction fees. Please note that while the pro forma net operating expenses for the combined entities are favorable over those for Strategic Theme, the pro forma management fees may be higher than those currently applicable to Strategic Theme.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE CHARGES AND FEES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Fees and Expenses (as a percentage of average daily net assets)

                                                                      MID-CAP
                     STRATEGIC                           MID-CAP       GROWTH
                       THEME                             GROWTH      (PRO FORMA)
------------------ --------------  -------------------- ---------- -------------
 Management Fees       0.75%         Management Fees      0.80%         0.80%
---------------------------------  ---------------------------------------------
12b-1 Fees             None         12b-1 Fees            None           None
------------------ --------------  -------------------- ---------- -------------
Other Expenses         0.40%        Other Expenses        0.41%          0.27%
------------------ --------------  -------------------- ---------- -------------
Total Annual           1.15%(1)     Gross Total           1.21%          1.07%
Series Operating                    Annual Series
Expenses                            Operating
                                    Expenses
---------------------------------  -------------------- ---------- -------------
                                    Expense Waivers      (0.11%)(2)      --(2)
                                   -------------------- ---------- -------------

                                   ---------------------------------------------
                                    Total Net Annual      1.10%          1.07%
                                    Series Operating
                                    Expenses
                                   ---------------------------------------------

(1) Strategic Theme's investment advisor has voluntarily agreed to reimburse the Series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the Series' average daily net assets (the "expense cap"). Strategic Theme's operating expenses after reimbursement were 1.10% for the year ended December 31, 2005. The expense cap may be changed or eliminated at any time without notice.

(2) From September 1, 2006 through April 30, 2008, Mid-Cap Growth's investment advisor has contractually agreed to limit Other Expenses to 0.30% of the Series' average daily net assets.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Strategic Theme versus Mid-Cap Growth and Mid-Cap Growth Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that expense caps remain in place for the contractual period covered, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE SERIES SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Series Expenses

         ---------------------------------------------------------------------------------------------------
                                                            STRATEGIC THEME
                                                            ---------------

                                  One Year           Three Years          Five Years           Ten Years
                                  --------           -----------          ----------           ---------

                                    $117                 $364                $630                $1,392
         ---------------------------------------------------------------------------------------------------


         ---------------------------------------------------------------------------------------------------
                                                             MID-CAP GROWTH
                                                             --------------

                                  One Year           Three Years          Five Years           Ten Years
                                  --------           -----------          ----------           ---------

                                    $123                 $385                $666                $1,468
         ---------------------------------------------------------------------------------------------------
                                                       MID-CAP GROWTH (PRO FORMA)
                                                       --------------------------

                                  One Year           Three Years          Five Years           Ten Years
                                  --------           -----------          ----------           ---------

                                    $109                 $339                $588                $1,301
         ---------------------------------------------------------------------------------------------------


         HOW DOES EACH SERIES' PERFORMANCE RECORD COMPARE?

         The following charts show how the shares of Mid-Cap Growth and Strategic Theme have performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE SERIES SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the shares of each of the Series in each full calendar year since their inception.

         These charts should give you a general idea of the risks of investing in each Series by showing how the Series' return has varied from year-to-year. These charts include the effects of Series' expenses. Total return amounts are based on the inception date of each Series, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Series can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                                   STRATEGIC THEME

-----------------------------------------------------------------------------------------------------------------------
    17.16%        44.69%       54.98%       -11.46%      -27.36%      -34.98%      37.26%        5.44%        1.18%


      97            98           99           00           01           02           03           04           05
-----------------------------------------------------------------------------------------------------------------------
                                            High Quarter: 4th - 1998 +37.46%
                                             Low Quarter: 3rd - 2001 -31.20%

                                 MID-CAP GROWTH

-----------------------------------------------------------------------------------
   45.62%       13.75%     -25.28%     -32.50%     28.83%      6.72%       4.18%


     99           00          01         02          03          04         05
-----------------------------------------------------------------------------------
                        High Quarter: 4th - 1999 +44.87%
                         Low Quarter: 3rd - 2001 -27.20%

         The next set of tables lists the average annual total return of the shares of the Series for the past one- and five-year periods and since inception (through December 31, 2005). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Series by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)
         -------------------------------------------------------------

       ---------------------------------------------------------------------------------------------
                                     1 Year Ended   5 Years Ended   From Inception
                                       12/31/05        12/31/05       to 12/31/05    Inception Date
                                       --------        --------       -----------    --------------
       ---------------------------- --------------- --------------- ---------------- ---------------
       MID-CAP GROWTH                    4.18%          -6.30%           4.92%           3/2/98
       --------------
       ---------------------------- --------------- --------------- ---------------- ---------------
       Russell Midcap Growth Index      12.10%           1.38%           5.93%
       ---------------------------- --------------- --------------- ---------------- ---------------
       S&P 500                           4.93%           0.55%           3.86%
       ---------------------------------------------------------------------------------------------

                                      -14-

       ---------------------------------------------------------------------------------------------
                                     1 Year Ended   5 Years Ended   From Inception
                                       12/31/05        12/31/05       to 12/31/05    Inception Date
                                       --------        --------       -----------    --------------
       --------------------------- ---------------- --------------- ---------------- ---------------
       STRATEGIC THEME                   1.18%          -7.11%           5.95%           1/29/96
       ---------------
       --------------------------- ---------------- --------------- ---------------- ---------------
       Russell 1000 Growth Index         5.26%          -3.58%           6.64%
       --------------------------- ---------------- --------------- ---------------- ---------------
       S&P 500                           4.93%           0.55%           9.03%
       ---------------------------------------------------------------------------------------------

                           --------------------------

         The Russell Midcap Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The Russell 1000 Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall U.S. stock market.

         For a detailed discussion of the manner of calculating total return, please see the Series' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Mid-Cap Growth is also contained in management's discussion of Mid-Cap Growth's performance, which appears in the most recent Annual Report of the Trust relating to Mid-Cap Growth.

         WHO WILL BE THE ADVISOR AND SUBADVISOR OF MY SERIES AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of each Series
         -------------------------

         The overall management of Strategic Theme and of Mid-Cap Growth is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Advisor

         Phoenix Variable Advisors, Inc. (the "Advisor" or "PVA") is the investment advisor for Mid-Cap Growth. The Advisor selects and pays the fees of the Subadvisor for the Series and monitors the Subadvisor's investment program.

         Facts about the Advisor:

         -----------------------------------------------------------------------

             o The Advisor is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser since 1999.

             o The Advisor manages a family of investment portfolios sold to separate accounts of Phoenix Life Insurance Company and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with approximately $673 billion in assets under management as of December 31, 2005.

             o The Advisor is located at One American Row, Hartford, Connecticut 06103.

         -----------------------------------------------------------------------

         Subadvisor
         ----------

         Bennett Lawrence Management, LLC (the "Subadvisor") is the subadvisor to Mid-Cap Growth. Pursuant to a Subadvisory Agreement with the Advisor, the Subadvisor continuously furnishes an investment program for the Series, makes day-to-day investment decisions on behalf of the Series, and arranges for the execution of Series transactions.

         Facts about the Subadvisor:

         -----------------------------------------------------------------------

             o  The Subadvisor has been an investment manager for 11 years.

             o The Subadvisor had approximately $2 billion in assets under management as of December 31, 2005.

             o The Subadvisor's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017.

         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Van Schreiber, Chief Portfolio Manager, and Alex Ely, Portfolio Manager, manage the Series. Five research analysts and industry specialists assist Van Schreiber and Alex Ely in the sourcing of new investment ideas. In addition to portfolio management responsibilities, Mr. Schreiber and Mr. Ely are also research generalists.

         VAN SCHREIBER, Managing Member, is currently the Chief Portfolio Manager of the Subadvisor. Previously, he was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. He joined C.J. Lawrence in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Van served as an Executive Vice President of the firm, and a member of the Board of Directors until its acquisition by Morgan Grenfell.

         W. ALEXANDER L. ELY, Member/Portfolio Manager, is a Portfolio Manager at the Subadvisor. Prior to joining the firm in 1997, Alex was an Equity Product Manager at Oppenheimer Management Corp. He was a Strategy Clerk from 1988-1989 at the Boston Stock Exchange.

         Management Fees
         ---------------

         For its management and supervision of the daily business affairs of Mid-Cap Growth, the Advisor is entitled to receive a monthly fee at the annual rate of 0.80% of the Series' average daily net assets.

         The Advisor has contractually agreed to limit its other expenses through April 2008, which has the effect of limiting the expense ratio for Mid-Cap Growth. Unless otherwise agreed upon, the Advisor may reduce or cease the expense limitations at any time after the contractual period.

         Subadvisory Fees
         ----------------

         Under the terms of the Subadvisory Agreement, the Subadvisor is paid a monthly fee at the annual rate of 0.40% of the Series' average daily net assets by the Advisor for providing investment advisory services to Mid-Cap Growth. The Series does not pay a fee to the Subadvisor.

         WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE
         REORGANIZATION?

         Prior to or at the completion of the Reorganization, Strategic Theme and Mid-Cap Growth will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization will qualify, for Federal income tax purposes, as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that Strategic Theme and Mid-Cap Growth each will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code. As a result, no gain or loss will be recognized by Strategic Theme or its Record Holders for Federal income tax purposes as a result of receiving shares of Mid-Cap Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Mid-Cap Growth that are received by the Record Holders of Strategic Theme will be the same as the holding period and aggregate tax basis of the shares of Strategic Theme previously held by such Record Holders, provided that such shares of Strategic Theme are held as capital assets. In addition, the holding period and tax basis of the assets of Strategic Theme in the hands of Mid-Cap Growth as a result of the Reorganization will be the same as in the hands of Strategic Theme immediately prior to the Reorganization, and no gain or loss will be recognized by Mid-Cap Growth upon the receipt of the assets of Strategic Theme in exchange for shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of Strategic Theme's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for Federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

         ARE THE RISK FACTORS FOR EACH SERIES SIMILAR?

         Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of Strategic Theme and Mid-Cap Growth. The significant differences in investment policies are that Mid-Cap Growth may invest in foreign securities and uses fundamental standards for growth companies as compared to Strategic Theme which follows thematic investing. The risks of Mid-Cap Growth are described in greater detail in the Series' Prospectus.

         WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH SERIES?

         An investment in each Series is subject to certain risks. There is no assurance that investment performance of either Series will be positive or that the Series will meet its investment objective. The following tables and discussions highlight the primary risks associated with investment in each Series.

--------------------------------------------------------------------------------
                     Each Series is subject to MARKET RISK.
-------------------------------------- -----------------------------------------
STRATEGIC THEME      Will invest primarily in common stocks.
-------------------------------------- -----------------------------------------
MID-CAP GROWTH       Will invest in equity securities, primarily common stocks.
--------------------------------------------------------------------------------


         The value of your shares is based on the market value of the Series' investments. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investment decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sales of shares will occur when share values have declined.

         The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the Series encounter negative conditions, they may be unable to continue to pay dividends or interest at expected levels.

         There is also the possibility that the specific securities held by the Series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the Subadvisor's choice of portfolio securities.

---------------------------------------------------------------------------------------------------
                                       Each Series is subject to EQUITY SECURITIES INVESTMENT RISK.
-------------------------------------- ------------------------------------------------------------
STRATEGIC THEME                        Will invest primarily in common stocks.
-------------------------------------- ------------------------------------------------------------
MID-CAP GROWTH                         Will invest in equity securities, primarily common stocks.
-------------------------------------- ------------------------------------------------------------

         In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Series is subject to GROWTH STOCK INVESTMENT RISK.
-------------------------------------- -------------------------------------------------------------------------------
STRATEGIC THEME                        Invests primarily in common stocks of companies believed to have substantial potential for capital growth.
-------------------------------------- -------------------------------------------------------------------------------
MID-CAP GROWTH                         Invests in equity securities, primarily common stocks of growth companies.
----------------------------------------------------------------------------------------------------------------------

         The Series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

-----------------------------------------------------------------------------------------------------------------
                                         Each Series is subject to REDUCED DIVERSIFICATION RISK.
---------------------------------------- ------------------------------------------------------------------------
STRATEGIC THEME                          Invests in industries that share common investment themes.
---------------------------------------- ------------------------------------------------------------------------
MID-CAP GROWTH                           Selects securities of companies that meet certain fundamental standards.
-----------------------------------------------------------------------------------------------------------------


         Each Series currently invests in securities of a limited number of companies, which makes it more sensitive to changes in the market value of a single issuer or industry in the Series' portfolio. To the extent that a Series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the Series may fluctuate substantially. The Series may not be appropriate for short-term investors.

----------------------------------------------------------------------------------------------------------------------
                                       Each of the Series is subject to SMALLER MARKET CAPITALIZATION RISK.
-------------------------------------- -------------------------------------------------------------------------------
STRATEGIC THEME                        Invests in companies in industries reflecting common themes, rather than capitalization.
-------------------------------------- -------------------------------------------------------------------------------
MID-CAP GROWTH                         Normally will invest at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion.
----------------------------------------------------------------------------------------------------------------------


         The Series invest in companies with small and medium capitalizations, which make the Series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

----------------------------------------------------------------------------------------------------------------------
                                       Each of the Series is subject to PORTFOLIO TURNOVER RISK.
-------------------------------------- -------------------------------------------------------------------------------
STRATEGIC THEME                        Portfolio selection method may result in higher portfolio turnover rate.
-------------------------------------- -------------------------------------------------------------------------------
MID-CAP GROWTH                         Portfolio selection method may result in higher portfolio turnover rate.
----------------------------------------------------------------------------------------------------------------------


         The Series may purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Series' performance.

         ARE THERE ANY OTHER RISKS OF INVESTING IN EACH SERIES?

         Strategic Theme is subject to THEME INVESTING RISK.

         THEME INVESTING RISK

         Theme investing is dependent upon the subadvisor's ability to anticipate emerging market trends, exploit such investment opportunities and to, thereafter, sell securities once the theme is saturated. There is no assurance that the themes selected will increase as the market increases. If a limited number of themes are selected for Series investment, adverse economic, political or regulatory developments may have a greater adverse effect on the Series than if the Series invested in a larger number of themes. Themes not selected for investment may prove more profitable than themes selected for investment by the Series.

         Mid-Cap Growth is subject to FOREIGN INVESTMENT RISK and FOREIGN CURRENCY RISK.

         FOREIGN INVESTMENT RISK

         The Series invests in foreign securities. Foreign investments could be more difficult to sell than U. S. investments. They also may subject the Series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

         Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S.
securities markets.

         FOREIGN CURRENCY RISK

         The Series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

                      INFORMATION ABOUT THE REORGANIZATION

         REASONS FOR THE REORGANIZATION

         The Reorganization is part of an overall plan to reduce the number of Series with overlapping investment objectives and policies, especially those Series that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies. Reduction in the number of such Series is an attempt to improve the operating efficiencies of the Trust's remaining Series.

         At a regular meeting held on May 15-16, 2006, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of Strategic Theme and its shareholders, and that the interests of existing shareholders of Strategic Theme will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated information provided by the management of the Trust and reviewed various factors about each Series and the proposed Reorganization. The Trustees noted that the historical performance of Mid-Cap Growth over the one- and five-year periods ended December 31, 2005 had exceeded that of Strategic Theme.

         The Trustees considered the relative asset size of each Series, including the benefits of combining the assets of the Series into a larger entity. As of December 31, 2005, Strategic Theme's assets were approximately $58 million and Mid-Cap Growth's assets were approximately $47 million.

         The Trustees also considered that the expense ratio of Mid-Cap Growth will be lower than Strategic Theme after the Reorganization on a pro forma basis and will be lower than the contractual expense limit.

         In addition, the Trustees considered, among other things:

         o  the terms and conditions of the Reorganization;

         o the fact that the Reorganization would not result in the dilution of shareholders' interests;

         o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

         o the fact that Strategic Theme and Mid-Cap Growth have similar investment objectives and similar investment strategies;

         o the fact that Phoenix Life Insurance Company or one of its affiliates will bear the expenses incurred by each Series in connection with the Reorganization;

         o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products;

         o the fact that Mid-Cap Growth will assume all of the liabilities of Strategic Theme;

         o the fact that the Reorganization is expected to be tax-free for Federal income tax purposes; and

         o alternatives available to shareholders of Strategic Theme, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Disinterested Trustees of the Trust met with independent counsel to the Disinterested Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Strategic Theme and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Strategic Theme for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Mid-Cap Growth.

         AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Strategic Theme will be acquired by Mid-Cap Growth in exchange for shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of all of the liabilities of Strategic Theme on or about October 27, 2006, or such other date on which the New York Stock Exchange ("NYSE") is open for trading, as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Strategic Theme will endeavor to discharge all of its known liabilities and obligations. Strategic Theme will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, Strategic Theme will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Series' Record Holders all of the Series' investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Series' net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Mid-Cap Growth to be received by the Record Holders of Strategic Theme will be determined by multiplying the outstanding shares of

Strategic Theme by a factor which shall be computed by dividing the net asset value per share of the shares of Strategic Theme by the net asset value per share of the shares of Mid-Cap Growth. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for each Series, will compute the value of each Series' respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Mid-Cap Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Strategic Theme will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Mid-Cap Growth received by Strategic Theme. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Strategic Theme's Record Holders on Mid-Cap Growth's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Mid-Cap Growth due to Strategic Theme's Record Holders. All issued and outstanding shares of Strategic Theme will be canceled. The shares of Mid-Cap Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Strategic Theme will be terminated as a series of the Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Strategic Theme's shareholders, accuracy of various representations and warranties and receipt of a tax opinion from counsel. Notwithstanding approval of Strategic Theme's shareholders, the Plan may be terminated (a) by the mutual agreement of Strategic Theme and Mid-Cap Growth; (b) by either Strategic Theme or Mid-Cap Growth if the Reorganization has not occurred on or before December 31, 2006; or
(c) at or prior to the Closing Date by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         Whether or not the Reorganization is consummated, Phoenix Life Insurance Company or one of its affiliates will pay the expenses incurred by Strategic Theme and Mid-Cap Growth in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Strategic Theme, Mid-Cap Growth or their shareholders, except any transaction costs related to the selling of securities held by Strategic Theme in order to comply with the policies and investment practices of Mid-Cap Growth.

         If Strategic Theme's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

                  FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in section 368(a) of the Code. Assuming each shareholder's Contract is treated as a variable annuity for Federal income tax purposes, each shareholder will not recognize taxable gain or income as a result of the Reorganization. As a condition to the closing of the Reorganization, Strategic Theme and Mid-Cap Growth will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Series, for Federal income tax purposes, the transfer of all of the assets of Strategic Theme solely in exchange for shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of all of the liabilities of Strategic Theme followed by the distribution of Mid-Cap Growth's shares to the Record Holders of Strategic Theme in dissolution and liquidation of Strategic Theme, will constitute a "reorganization" described in section 368(a) of the Code, and Strategic Theme and Mid-Cap Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code.

         As a result:

         (1) No gain or loss will be recognized by Mid-Cap Growth upon the receipt of the assets of Strategic Theme solely in exchange for the shares of Mid-Cap Growth and the assumption by Mid-Cap Growth of the liabilities of Strategic Theme;

         (2) No gain or loss will be recognized by Strategic Theme on the transfer of its assets to Mid-Cap Growth in exchange for Mid-Cap Growth's shares and the assumption by Mid-Cap Growth of the liabilities of Strategic Theme or upon the distribution (whether actual or constructive) of Mid-Cap Growth's shares to Strategic Theme's Record Holders in exchange for their shares of Strategic Theme;

         (3) No gain or loss will be recognized by Strategic Theme's Record Holders upon the exchange of their shares of Strategic Theme for shares of Mid-Cap Growth in liquidation of Strategic Theme;

         (4) The aggregate tax basis of the shares of Mid-Cap Growth received by each Record Holder of Strategic Theme pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Strategic Theme held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Mid-Cap Growth received by each Record Holder of Strategic Theme will include the period during which the shares of Strategic Theme exchanged therefor were held by such Record Holder (provided that the shares of Strategic Theme were held as a capital asset on the date of the Reorganization); and

         (5) The tax basis of the assets of Strategic Theme acquired by Mid-Cap Growth will be the same as the tax basis of such assets to Strategic Theme immediately prior to the Reorganization, and the holding period of such assets in the hands of Mid-Cap Growth will include the period during which the assets were held by Strategic Theme.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Strategic Theme would recognize gain or loss on the transfer of its assets to Mid-Cap Growth and each Record Holder of Strategic Theme would recognize a taxable gain or loss equal to the difference between its tax basis in its Strategic Theme shares and the fair market value of the shares of Mid-Cap Growth it received.

         Mid-Cap Growth's utilization after the Reorganization of any pre-Reorganization losses realized by Strategic Theme to offset gains realized by Mid-Cap Growth could be subject to limitation in future years.

         PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Strategic Theme and Mid-Cap Growth as of December 31, 2005, and the capitalization of Mid-Cap Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.8 shares of Mid-Cap Growth for each share of Strategic Theme.

              CAPITALIZATION OF STRATEGIC THEME, MID-CAP GROWTH AND
                           MID-CAP GROWTH (PRO FORMA)

--------------------------------------------------------------------------------------------------------
                                                                                      MID-CAP GROWTH
                                                                                     PRO FORMA (AFTER
                            STRATEGIC THEME    MID-CAP GROWTH      ADJUSTMENTS(a)    REORGANIZATION)
                            ---------------    --------------      --------------    ---------------
--------------------------- ----------------- ------------------ ------------------- -------------------
Net Assets                    $57,998,953        $47,161,661                            $105,160,614
--------------------------- ----------------- ------------------ ------------------- -------------------
Net Asset Value Per Share        $10.45            $12.93                                  $12.93
--------------------------- ----------------- ------------------ ------------------- -------------------
Shares Outstanding             5,551,951          3,647,817         (1,066,340)          8,133,428
--------------------------------------------------------------------------------------------------------

(a) Reflects change in shares outstanding due to issuance of shares of Mid-Cap Growth in exchange for shares of Strategic Theme based upon the net asset value of Mid-Cap Growth's shares at December 31, 2005.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Series at the time of the Reorganization.

         DISTRIBUTION OF SHARES

         All Series of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Mid-Cap Growth are passed through to the Insurance Companies' separate accounts and are ultimately borne by Contract Owners, subject to any expense caps or reimbursements made by the Advisor. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Mid-Cap Growth may also offer shares to other separate accounts of other insurers and to employee benefit plans that are qualified plans if approved by the Board of Trustees of the Trust. Currently, all series of the Trust sell shares only to the separate accounts of the Insurance Companies.

         PEPCO, an affiliate of Phoenix Life Insurance Company, distributes the Contracts, and Mid-Cap Growth's shares underlying such Contracts, through broker-dealers, banks, or other financial intermediaries. Mid-Cap Growth is authorized to issue only one class of shares. Strategic Theme currently offers only one class of shares.

         In the proposed Reorganization, shareholders of Strategic Theme will receive shares of Mid-Cap Growth without a class designation. Shares are sold at net asset value without any initial or deferred sales changes and are not subject to distribution-related fees.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Mid-Cap Growth serves as an investment vehicle. More detailed descriptions of the shares are contained in the Prospectus and Statement of Additional Information relating to Mid-Cap Growth.

         PURCHASE AND REDEMPTION PROCEDURES

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Strategic Theme. No fee is charged by Strategic Theme for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Strategic Theme buys or sells shares at net asset value per share of the Series for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         The Insurance Companies, on behalf of the principal underwriter for the Contracts, place orders for the purchase or redemption of shares of Mid-Cap Growth based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Unless received after 4 p.m., in which case they are processed the following day, orders are effected at the net asset value per share for the Series determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

         EXCHANGE PRIVILEGES

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

         DIVIDEND POLICY

         Each Series has the same distribution policy. Each Series declares and distributes its dividends from net investment income (including any short-term capital gains) to the Insurance

Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that the Series' investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Series are also declared and distributed once a year and reinvested in the Series.

         Each Series has qualified, and Mid-Cap Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, the Series must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Series distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Series will not be required to pay any Federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         The operations of the Trust are governed by its Declaration of Trust, as amended, and applicable Massachusetts law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Declaration of Trust, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

         FORM OF ORGANIZATION

         As noted above, the Trust is organized as a Massachusetts business trust. The Trust is an open-end investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of Strategic Theme, Mid-Cap Growth and other mutual funds of various asset classes. The Trust currently offer shares of its portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust is governed by its Declaration of Trust, as amended, a Board of Trustees, and by applicable Massachusetts and Federal law.

         CAPITALIZATION

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $1.00 par value per share, of one or more series. The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Series.

         Shares of each Series are offered in only one class and represent an equal proportionate interest in each Series. Shareholders of each Series are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Series vote separately, by Series, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Series. Shareholders of each Series vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

         SHAREHOLDER LIABILITY

         Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

         SHAREHOLDER MEETINGS AND VOTING RIGHTS

         The Trust on behalf of Strategic Theme or Mid-Cap Growth is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.
The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the outstanding voting shares entitled to vote present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Generally, approval of a matter by the shareholders of the Trust requires the affirmative vote of a majority (greater than 50%) of the shares voted at a meeting at which a quorum is present, and a plurality of the shares is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act; as described below, the Reorganization has a different requirement). A Trustee of the Trust may be removed with or without cause by a vote of the shareholders or by a vote of two-thirds of the number of Trustees prior to such removal.

         Under the Declaration of Trust, each whole share of beneficial interest of a Series is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         LIQUIDATION

         In the event of the liquidation of the Trust, a Series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, a Series or attributable to the class over the liabilities belonging to the Trust, a Series or attributable to the class. The assets so distributable to shareholders of the Series will be distributed among the shareholders in proportion to the number of shares of a class of the Series held by them on the date of distribution. In the event of the liquidation of the Trust, the same provisions discussed above generally would apply.

         LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust, as amended, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Series only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is finally adjudicated in any such action, suit or proceeding that the Trustee did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust, except that the Trustee shall not be indemnified against any liability to the Trust or its shareholders to which such Trustee otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. A Series may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Series if his or her conduct is later determined to preclude indemnification.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust and Massachusetts law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Strategic Theme in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, October 5, 2006, at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Strategic Theme on or about September 5, 2006.

         The Board of Trustees of the Trust has fixed the close of business on August 14, 2006 as the record date (the "Record Date") for determining the shareholders of Strategic Theme entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Strategic Theme, and are the Record Holders of the Series at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Strategic Theme. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Strategic Theme for the Contract Owners of the Series in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Strategic Theme held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Strategic Theme is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by written notice of the revocation of the voting instructions form to the Secretary of the Trust at the address above prior to the meeting; by the subsequent execution and return of new voting instructions prior to the meeting; by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present in person at the meeting and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chairman of the meeting. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or by telephone, or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

         o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         A majority of the outstanding voting shares of a Series entitled to vote shall constitute a quorum for the Meeting. Approval of the Reorganization will require the affirmative vote of the outstanding voting securities of the Series (i.e. the lesser of (i) 67% or more of the eligible votes of Strategic Theme represented at the meeting if more than 50% of the eligible votes of Strategic Theme are present in person or by proxy or (ii) more than 50% of the eligible votes of Strategic Theme). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Strategic Theme were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust.

         In addition to the proxy solicitation by mail, officers and employees of Phoenix Life Insurance Company or its affiliates may solicit voting instructions personally or by telephone. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Phoenix Life Insurance Company or one of its affiliates. Neither the Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Strategic Theme do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Strategic Theme who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for Federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Mid-Cap Growth are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         SHAREHOLDER INFORMATION

         The Record Holders of Strategic Theme at the close of business on August 14, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Strategic Theme owned as of the Record Date. As of the Record Date, the total number of shares of Strategic Theme outstanding and entitled to vote was 4,633,736.27.

         As of August 14, 2006, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Strategic Theme and Mid-Cap Growth, respectively.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         On August 14, 2006, to the knowledge of the Trustees and management of the Trust, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life and Annuity Variable Universal Life Account collectively owned of record 100% of the shares of Strategic Theme.

         Each Insurance Company has advised the Trust that as of August 14, 2006, there were no persons owning Contracts of record or beneficially, which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Strategic Theme or Mid-Cap Growth, respectively.

         As of the date of this Prospectus/Proxy Statement, Phoenix Life Insurance Company and its affiliates owned 100% of the outstanding shares of the Trust and as a result Phoenix Life Insurance Company may be deemed to be a control person with respect to the Trust with the power to exercise a controlling influence over its management or policies (as defined in the 1940
Act).

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of the Trust relating to Strategic Theme, for the year ended and as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of the Trust relating to Mid-Cap Growth, for the year ended and as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Mid-Cap Growth will be passed upon by Kathleen A. McGah, Esq., Vice President and Chief Legal Officer of the Trust.

                             ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLAN.

August 24, 2006

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 5th day of October, 2006, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Mid-Cap Growth Series (the "Acquiring Series"), a separate series of the Trust, and the Trust on behalf of the Phoenix Strategic Theme Series (the "Acquired Series"), another separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Series to the Acquiring Series in exchange solely for voting shares of beneficial interest of the Acquiring Series (the "Acquiring Series Shares"), the assumption by the Acquiring Series of all liabilities of the Acquired Series, and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Series and the Acquiring Series are separate series of the Trust, each an open-end, registered investment company of the management type. The Acquired Series owns securities that generally are assets of the character in which the Acquiring Series is permitted to invest.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders, and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Series agrees to transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares, determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series, as set forth in paragraph 1.3. Such transactions shall take place on the closing date provided for in paragraph
3.1 (the "Closing Date").

         1.2 The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends and interests receivable, that are owned by the Acquired Series, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series.

         1.5 Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Series.

         2.2 The net asset value of the Acquiring Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of

Trustees which shall be described in the Acquiring Series' then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Series Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 27, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06103-2899 or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Series Custodian to the custodian for the Acquiring Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Series on the next business day following the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operations Unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Acquired Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Series shall issue and deliver a confirmation evidencing the Acquiring Series Shares to be credited on the Closing Date to the Secretary of the Acquiring Series, or provide evidence satisfactory to the Acquired Series that such Acquiring Series Shares have been credited to the Acquired Series' account on the books of the Acquiring Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Series is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Acquired Series, represents and warrants as follows:


         (a) The Acquired Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

         (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Series on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Series at December 31, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph
(j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series Shares by shareholders of the Acquired Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph
3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Series, and this Agreement will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Series for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Trust, on behalf of the Acquiring Series, represents and warrants as follows:


         (a) The Acquiring Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Series is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the

Acquiring Series or any of the Acquiring Series' properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Series' financial condition or the conduct of the Acquiring Series' business. The Trust on behalf of the Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Series' business or the Acquiring Series' ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Series will have good and marketable title to its assets;

         (h) The Statement of Assets and Liabilities, Statement of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Series at December 31, 2005 have been audited by PWC, independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) fairly reflect the financial condition of the Acquiring Series as of such date, and there are no known contingent liabilities of the Acquiring Series, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Series shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Series, and this Agreement will constitute a valid and binding obligation of the

Trust on behalf of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable;

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Series agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED SERIES

         5.1 The Acquired Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Trust will call a meeting of the shareholders of the Acquired Series to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Series shall assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the holders of the Acquired Series' shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

         5.6 The Acquired Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Acquired Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Series', title to and possession of the Acquiring Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING SERIES

         6.1 The Acquiring Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

         The obligations of the Trust, on behalf of the Acquired Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Series, on or before the Closing Date; and

         7.3 The Acquiring Series shall have delivered to the Acquired Series a certificate executed in the Acquiring Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Series shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

         The obligations of the Trust, on behalf of the Acquiring Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Trust, on behalf of the Acquired Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Trust shall have delivered to the Acquiring Series a statement of the Acquired Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         8.3. The Trust, on behalf of the Acquired Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Series, on or before the Closing Date;

         8.4 The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Series shall have delivered to the Acquiring Series a certificate executed in the Acquired Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Series shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Series, or the Trust, on behalf of the Acquiring Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust may not, on behalf of the Acquired Series or the Acquiring Series, waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

         9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Trust, on behalf of the Acquired Series, and the Trust, on behalf of the Acquiring Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company or its affiliates. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Series' prospectus/proxy statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Series and the Acquired Series, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the conditions set forth in paragraphs 9.1, 9.4 and 9.5.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust; provided, however that following the meeting of the shareholders of the Acquired Series called by the Acquired Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Series Shares to be issued to Acquired Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, Connecticut 06103-2899,
Attn: Kathleen A. McGah, Esq.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                                  ITS PHOENIX MID-CAP GROWTH SERIES

                                  __________________________________
                                  Title:


                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                                  ITS PHOENIX STRATEGIC THEME SERIES


                                  By: ________________________________

                                  Title:






                                  Agreed and accepted as to paragraph 10.2 only:

                                  PHOENIX LIFE INSURANCE COMPANY



                                  By: _______________________________
                                  Title: